UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT: May 4, 2001
                        (Date of Earliest Event Reported)

                           Safetek International, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)



        33-22175                                        75-2226896
(Commission File Number)                   (I.R. S. Employer Identification No.)



                     Safetek International, Inc.
                          5509 11th Avenue
                         Brooklyn, New York              11219
              (Address of Principal Executive Offices) (Zip Code)



                                (718) 436 - 8246
              (Registrant's Telephone Number, Including Area Code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 25, 2001, for the sum of $450,000.00, the Company's wholly-owned subsidiary, Safetek Acquisition Corp. ("Acquisition Corp."), acquired the contractual rights of

                  (a) Argo, Ltd., a corporation organized under the laws of Israel ("Argo") in that certain contract (the "Evo Tech Consulting Agreement") dated April 1, 2001, between Argo and Evo Tech, Inc, ("Evo Tech") pursuant to an Assignment and AssumptAgreement (the "Evo Tech Assumption Agreement"); as well as the contractual rights of

                  (b) Argo in that certain contract ( the "Altira Consulting Agreement") dated April 1, 2001, between Argo and Altira Capital & Consulting, Inc.,("Altira") pursuant to an Assignment and Assumption Agreement (the "Altira Assumption Agreement").

         The Evo Tech Consulting Agreement and the Altira Consulting Agreement and the two Assumption Agreements are Exhibits to this Form 8-K, and any reference to their terms herein is qualified and controlled by the actual terms of the Agreements themselves.

         It is the belief of Management that Evo Tech and Altira are well established consultants in the field of evaluating the commercial potential of newly evolving intellectual property, and that these two firms also have the capability of building the sort of sophisticated prototypes which enable the potential strengths and weaknesses of the final product to be evaluated before actual production begins, and the cost commitment associated therewith is made. However, the existing workload commitments of Evo Tech and Altira are such that prospective new clients, such as Acquisition Corp., would be required to wait for a relatively lengthy period of time before being taken on as a client. Pursuant to its contracts (i.e,. the Evo Tech and Altira Consulting Agreements) with Evo Tech and Altira, Argo has agreements in place which give it the presently existing right to draw upon these evaluation and prototype building skills. By assuming the presently existing contractual rights of Argo to draw upon these skills, Acquisition Corp. will be able to implement its own plans to evaluate and develop intellectual property more quickly and more efficiently than if it had to wait to enter into Consulting Agreements directly with Evo Tech and Altira.

         Thus, pursuant to the Evo Tech and Altira Assumption Agreements, Acquisition Corp. shall stand in the shoes of Argo, and Acquisition Corp. shall therefore enjoy all the benefits, and assume all the obligations, of Argo with respect to Evo Tech and Altira, respectively, in the two Consulting Agreements.

         In addition, $390,000.00 will be used by Acquisition Corp. to enter into one or more agreements with a Mr. John Stafnals and Evo Tech to evaluate and, if feasible, to develop a device which has the potential to convert an analogue television signal into digital television signal.

         In contemplation of the financing of the foregoing endeavor, on May 25, 2001, Acquisition Corp. obtained a loan from Accredited Investors evidenced by its 8% Series A $1,000,000.00 Senior Subordinated Convertible Redeemable Debentures (the "Acquisition Corp. Debentures"), together with underlying shares of Acquisition Corp.'s Class A Common Stock, Par Value $0.0001, into which the Acquisition Corp. Debentures may be convertible from time to time.

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         On June 7, 2001,  following  the  execution  of the Evo Tech and Altira
Assumption Agreements, Acquisition Corp. was merged into the Company. Pursuant to the Merger, and by operation of law, the rights and obligations of Acquisition Corp. with respect to all entities will enure to the benefit of and be binding upon the Company. Consequently, as a result of the Merger, (a) the rights and obligations of Acquisition Corp. with respect to the Evo Tech and Altira Assumption Agreements will enure to the benefit of and be binding upon the Company; and (b) the Acquisition Corp. Debentures, together with the underlying shares of Acquisition Corp.'s common stock, Par Value $0.0001 per share, into which the Acquisition Corp. Debentures were convertible from time to time, were converted into identical debentures of the Company (the "Company Debentures"), together shares of underlying common stock, Par Value $0.0001 per share, of the Company into which the Company Debentures may be converted.

Forward-looking Statements

         This Report on Form 8-K contains certain forward-looking statements. These forward-looking statements include statements relating to proposed future operations potential financing arrangements.

         The forward-looking statements included herein are based on current expectations and involve a number of risks and uncertainties regarding the acquisitions. These forward-looking statements are based on assumptions regarding future business expectations, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, actual results may differ materially from those set forth in the forward-looking statements. In light of the significant uncertainties inherent in the forward-looking information contained herein, the inclusion of such information should not be regarded as any representation by the Company or any other person that the objectives or plans of the Company will be achieved with respect to the Project.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

        Exhibit
        No.                                  Item

         2.       Plan  of  Merger   dated  May  31,   2001,   between   Safetek
                  International, Inc., and Safetek Acquisition Corp.

         10.1 Evo Tech Consulting Agreement dated April 1, 2001, between Argo, Inc. and Evo Tech, Inc.

         10.1 Assignment and Assumption Agreement dated May 25,2001, between Argo, Inc. and Safetek Acquisition Corp. and Evo Tech, Inc.

         10.1 Altira Consulting Agreement dated April 1, 2001, between Argo and Altira Capital & Consulting, Inc.

         10.1 Assignment and Assumption Agreement dated May 25, between Argo, Inc. and Safetek Acquisition Corp. and Altira Capital & Consulting, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons in behalf of the Registrant and in the capacities and on the dates indicated.


Shmuel M. Shneibalg, President and Director

By: /s/ Shmuel M. Shneibalg                           Dated:  June 18, 2001
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Russell Machover , Vice President & Director

By: /s/ Russell Machover                              Dated:  June 18, 2001
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